JPMMT 2022-DSC1 ABS-15G

Exhibit 99.27

PHOENIX

TRADING | MORTGAGE SERVICES | ANALYTICS

JPMMT 2022-DSC1

Third-Party Due Diligence Review

Executive Summary

Submittal Date:
10.26.2022

Third-Party Diligence | Servicing Oversight | Quality Control | Underwriting | Asset Management

1

Table of Contents

PHOENIX OVERVIEW	2

SERVICES DESCRIPTION	2

CREDIT AND COMPLIANCE SCOPE	3
BUSINESS PURPOSE SCOPE	4

SUMMARY OF FINDINGS AND CONCLUSIONS	7

© 2022 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

2

Phoenix Overview

Phoenix Collateral Advisors, LLC (“PHOENIX”) performed third-party diligence review services (the “Review”) described below on one hundred forty (140) residential mortgage loans originated by multiple correspondent lenders and acquired by Blackstone Residential Operating Partnership LP (the “Client”). Reviews were conducted from February 2021 through July 2021 on loans with origination dates from October 2020 to June 2021 via files imaged and provided by the Client or its designee for review.

Services Description

A.	Sample Size and Selection Method

The final loan selection consisted of one hundred forty (140) mortgage loans. Phoenix is not aware of the overall population for securitization as the Review was performed without knowledge of the full selection. Loan reviews were performed on the entire population referred to Phoenix by the Client. The scope for the loan reviews completed is outlined below:

●	Compliance Review - 0 Loan Reviews
●	Credit Review - 140 Loan Reviews
●	Property Review - 140 Loan Reviews
●	Data Integrity - 140 Loan Reviews

B.	Type of assets that were reviewed.

For the one hundred forty (140) mortgage loans reviewed, Phoenix compared data fields on the bid tape provided by the Client to the data found in the actual file as captured by Phoenix. This comparison, when data was available, included the following data fields:

# of Units	Closing Date	Original LTV
Amortization Term	Contract Sales Price	Original P&I
Amortization Type	Debt Service Coverage Ratio	Original Term
Appraisal Date	First Payment Date	Prepayment Penalty Period (Months)
Appraisal Effective Date	Interest Only	Prepayment Terms
Appraised Value	Investor: Qualifying Total Debt Ratio	Property Type
Borrower First Name	Lien Position	Purpose
Borrower Full Name	LTV Valuation Value	Refi Purpose
Borrower Last Name	Maturity Date	Representative FICO
Cash To Borrower	Note Date	State
City	Occupancy	Street
Coborrower First Name	Original Interest Rate	Value Used for LTV Calculation
Coborrower Last Name	Original Loan Amount	Zip

Additionally, Phoenix verified:

a.	Listed borrowers signed documents requiring a signature,
b.	Borrowers signing documents were 21 years or older at the time of the mortgage loan origination,
c.	That all riders required by the terms of the mortgage and mortgage note were attached to the respective document,
d.	That social security numbers/EIN across documents were consistent, and
e.	Debt Service Coverage Ratios (“DSCR”), FICO scores and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines

C.	Type of assets that were reviewed

One hundred forty (140) mortgage loans are considered Business Purpose/Property Focused Investor Loans.

© 2022 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

3

CREDIT AND COMPLIANCE SCOPE

Phoenix reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria, or other requirements. Phoenix was provided an initial set of guidelines for the review that was subsequently updated during the review period.

Credit Application: Where a Credit Application was provided as not required by the Client, Phoenix reviewed applications were:

a.	Signed by all listed borrowers,
b.	Adequately filled out,
c.	Properly dated.

Credit Report: Phoenix’s review included confirming that a credit report that met guidelines requirements was present for each borrower and that such borrower’s credit profile adhered to the guidelines. To make this determination, Phoenix confirmed:

a.	The report was a tri-merge and prepared within 120 days of the origination date,
b.	The mid-FICO score adhered to guidelines, or the lowest mid scores for multiple guarantors, or member with a majority interest in the entity,
c.	A minimum of three trade lines present with one active with 24+ months rated and two trade lines rated for 12 months,
d.	No Bankruptcies, Foreclosures, Short sales, or Deeds-in-Lieu in the last 36 months,
e.	All outstanding judgments, charge-offs, and non-medical collections paid in full or on a payment plan, and
f.	Maximum 0X30X24 on mortgage loans

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was performed by Phoenix and included:

a.	Flood certification or Flood Map reflecting whether the subject property is located in a flood zone
b.	When required, Flood certification was for the correct borrower, property, lender, and mortgage loan number and covered no less than the least of (i) the maximum principal balance of the mortgage loan, (ii) the full insurable value of the mortgaged property, and (iii) the maximum amount of insurance available under the National Flood Insurance Act of 1968,
c.	Verification that the hazard insurance met the minimum required amount of coverage in the guidelines and the insurance carrier is rated no less than A-VIII,
d.	Property insurance is either “Cause of Loss – Special Form” or “All Risk” hazard insurance,
e.	Liability insurance is present,
f.	Business interruption/rent loss insurance is present for six months,
g.	Where applicable and per state and local requirements, Flood/earthquake/windstorm insurance is present,
h.	That the mortgage clause listed the lender’s name and “its successors and assigns”,
i.	For other property-specific flood certification items, Phoenix reviewed condominium and PUD project details and adherence to guidelines.

Title Review: Analysis included verification of whether the appropriate proposed vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; foreclosures; bankruptcies; judgment liens; and state and federal tax liens. The amount of coverage was review to ensure it was greater than or equal to the original principal amount of the mortgage and included customary “gap” coverage. Review title commitment to determine the intended lien position of the subject lien would be in the first position with no subordinate liens.

Fraud Review: Phoenix reviewed fraud reporting, OFAC, and background check reports for each borrower/guarantor mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Phoenix conditioned the mortgage loan for the missing fraud report product.

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Where a report(s) present, Phoenix reviewed for:

a.	Any name variations for the borrowers,
b.	Any social security number inconsistencies for the borrowers,
c.	Guarantors must be at least 21 years old and have an ownership interest in the subject property,
d.	Any potential occupancy issues based on the borrower’s address history,
e.	Any Previous felony convictions, misdemeanor convictions involving fraud, embezzlement, or other similar crimes
f.	Any judgments and liens
g.	Any additional consumers associated with the borrowers’ profile. If any findings were noted, Phoenix confirmed that such findings and/or variations were addressed by the originator in the origination of the asset. Such red flag issues were thoroughly addressed via mortgage loan documentation provided.
h.	Background report was prepared within 90 days of origination

Debt Service Coverage Ratio (DSCR): Phoenix confirmed expenses including (a) Principal, Interest, Taxes, Insurance, and Assessment (PITIA) costs, (b) vacancy costs, (c) bad debts outstanding, (d) marketing, leasing, and management fees (e) repairs and maintenance costs, and (f) capital expenditure reserves. Phoenix verified property operating revenue with leases, cash flow, and potential income from market rent analysis.

Additional Review of Mortgage Loan file: Phoenix also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation.

Valuation Review Method and Protocol: Phoenix’s review included an analyst of third-party appraisal and secondary valuation products used to determine the value of the collateral during origination. Phoenix confirmed appraisal reports were dated within 120 days of closing date and were USPAP/FIRREA compliant interior/exterior appraisals with as-is value and included a Market Rent Addendum or similar market rent assessment. Phoenix confirmed the appraisal reflected the subject property in “lease-ready condition” with no renovations or repairs required. Phoenix confirmed subject property eligibility adhered to guidelines. Phoenix confirmed consistency among the valuation products and if there were discrepancies that could not be resolved. Phoenix created an exception. Phoenix used the following independent valuation products, Appraisal Risk Review (AAR) or Collateral Desktop Analysis (CDA), to determine if the appraised value was reasonably supported and within 10% of the original appraised value. If there was a variance, an additional appraisal was obtained, and the lower of the two values was used for origination. For properties exceeding $1,000,000.00, a second appraisal was used in place of the AAR or CDA.

Appraisal Review - Phoenix performed a valuation review to determine how much equity the borrower/entity has or will have in the property. The accuracy of the appraisal is critical. Phoenix evaluated the quality of appraisal and valuation products to determine that the correct form type was utilized, that it is materially complete, and compliant with industry standards and guidelines. Phoenix may use third-party tools and information (such as analytical tools, public record databases, and automated valuation models) to help identify areas of inaccuracy and/or inconsistencies that may be indicators of appraisal deficiencies.

Appraisal/Valuation review components include the following (i) verify all elements of appraisal are present (i.e. value conclusion, property data, comparable sales, occupancy, location map, sketch, etc.) (ii) verify property address and collateral documentation, (iii)review property zoning and legal use, (iv)confirm subject front, rear, and street shots are present along with required interior photos of the kitchen, bathrooms, bedrooms, main living area, upgrades, and deferred maintenance, (v) analyze pictures for condition of the property, possible red flags, health or safety issues, or negative external factors, and (vi) determine that the appraised value is reasonable and was established using reasonable comparable sales, reasonable adjustments, and acceptable appraisal practices. Verify appraisal includes market rental estimate. Phoenix confirmed that the subject property is not located in an area with an individual FEMA disaster declaration after the valuation date.

Phoenix review of comparable properties looks at the following items to assess whether the value is reasonably supported:

(i) property data include quality, condition, size, square footage, style, and features, (ii) neighborhood features and within pricing brackets, (iii) comparable properties were within a reasonable distance from the subject, and (iv) review adjustments for reasonableness and pricing evaluation across properties.

© 2022 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

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Financial Institutions Reform, Recovery and Enforcement Act of 1989 (“FIRREA”) Review - Phoenix confirmed to the extent possible that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, Phoenix (i) confirmed the Lender listed on the appraisal matches the subject transaction, (ii)the appraisal date to confirm it took place prior to final approval, (iii) that the report signed and dated, and (iv) the appraisal scope is clearly defined. Phoenix verified the appraiser’s name, company, license information, and whether the appraiser is supervised.

The individuals performing the original appraisal assessment are not persons providing valuations for purposes of the Uniform Standards of Professional Appraisal Practice (“USPAP”) or necessarily licensed as appraisers under Federal or State law, and the services being performed by such persons do not constitute “appraisal reviews” for purposes of USPAP or Federal or State law.

Compliance Review (Business Purpose, Non-Owner Occupied):

Non-Owner Occupied Scope: Most consumer protection laws are designed to afford protection to borrowers entering into a loan that will be secured by their residence. For most high-cost and higher-priced laws and rescission, the only loans covered by the law are loans secured by the borrower’s (or, in the case of rescission, a title holder’s) principal residence. Most other consumer protection laws extend to a borrower’s secondary residence, which under TILA and RESPA is a residence that they occupy at least two weeks during the year. Further, if the loan is for a business purpose, it is often excluded from consumer protection laws regardless of occupancy, including TILA (whereas if it is secured by non-owner occupied, but for a personal, family, or household purpose, it is more likely to be covered). Therefore, Phoenix did not run regulatory compliance testing on business entities, including LLC’s, unless there is also a co-borrower that is a natural person or a trust that is considered to be a “consumer” under TILA.

BUSINESS PURPOSE SCOPE

Phoenix performed each loan review for adherence to the Client’s lending guidelines and applicable credit policies. The following outline highlights key review aspects based on Client guidelines.

●	Property occupancy was consistent with guideline requirements, and that a business purposes affidavit/certification was present and signed,
●	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adhere to credit policy requirements,
●	Review borrower/guarantor identification to confirm eligibility based on client guidelines.
●	Review environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to credit policy requirements,
●	Examine the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for the presence of completed fields and verifying that the handwritten Primary Residence address differs from the subject property address and is signed/dated as required,
●	Review the provided Commercial Promissory Note, Mortgage/DOT, Assignment of Leases and Rents, Loan Agreement, and Guaranty Agreement(s) to confirm execution, adherence to the credit policy, and agreement with other Loan Approval documentation,
●	Examine appraisal reports, CDA’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adherence to the credit policy,
●	Confirm documentation used to verify liquidity is dated within 60 days of the loan origination date and sources of liquidity conform to lending guidelines
●	Apply documented pre-approved lender exceptions to guideline deviations based on compensating factors outlined in client guidelines.
●	Where applicable, review leases(s) or rent rolls for complete execution and consistency with guideline requirements,

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●	Review HUD-1’s/ Settlement Statements, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV as well as adherence to credit policy requirements,
●	Where applicable, confirm the presence of borrowing entity’s Formation documentation and Operating Agreement
●	Where applicable, confirm the presence of the Certificate of Good Standing from the state of the organization or print out from a government website for the borrowing entity,
●	Documenting any non-approved credit policy exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue,
●	Gather the components of the DSCR from source documentation provided in the loan file during the review. Where applicable, Phoenix sums per the guidelines, the principal and interest payment, as well as the tax, insurance, and HOA payment to arrive at a monthly property expense. This number is used as the denominator to the monthly lease or estimated lease income as per the guidelines,
●	For condominium(s), a completed condominium questionnaire is present and accurate, along with a copy of the condominium master insurance policy/certificate,
●	A review of key business purpose loan documents was completed on a minimum of the docs below:

Note	Tax Certs
Guaranty Agreement(s)	Background Check/Fraud/OFAC
Deed of Trust / Mortgage	Commercial Loan Agreement
Non-Owner Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Existing Leases*
Loan Application*	Final HUD-1
Credit Report(s)	Environmental Reports*
Verification of Rent / Mortgage payment history	Business Operating Agreement
Business License	Title Commitment
Business P&L*	Evidence of Hazard / Liability / Flood Coverage
Appraisal Report and Rent Addendum	Certification of Good Standing
Certified Desk Appraisal (CDA)	Guarantor Identification(s)

* = where applicable

Exclusions: Phoenix reviews do not test for:

a.	Technical formatting of disclosures,
b.	Other Post-consummation disclosures, including Escrow Closing Notice; Mortgage servicing transfer, and partial payment notices,
c.	Whether any fee is a “bona fide” fee for third-party services,
d.	Whether the loans comply with all federal, state, or local laws, constitutional provisions, regulations, or ordinances not expressly enumerated above.

Data Collection: Phoenix compared data fields on the bid tape provided by the client to the data found in the actual file as captured by Phoenix. All discrepancies are noted below.

© 2022 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.

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Summary of Findings and Conclusions

The NRSRO criteria referenced for this report and utilized for grading descriptions are based upon the NRSROs’ requirements listed on the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY

After considering the grading implication of the Compliance, Credit, and Property/Valuation sections above, 100% of the loans by number in the pool possessed an NRSRO grade of “A” or “B”.

NRSRO Grade	# Loans	% of All Loans
A	79	56%
B	61	44%
C	0	0%
Total	140	100%
*Some tables may not add to 100% due to rounding.

COMPLIANCE RESULTS SUMMARY

Please note that 140 loans were not subject to a regulatory compliance review.

NRSRO Grade (Kroll & S&P)	# Loans	% of All Loans	% of Mortgage Review Population
A	0	0%	0%
B	0	0%	0%
C	0	0%	0%
Compliance Not Run	140	100%	100%
Total	140	100%	100%

CREDIT RESULTS SUMMARY

Within the securitization population, 57% of the loans by number possessed an “A” credit grade, and 43% of the loans by number possessed a “B” credit grade or higher. Eighty loans (80) represent “A” grades, with sixty (60) loans representing “B” grades. Zero (0) loans received a credit grade of “C”.

NRSRO Grade (Kroll & S&P)	# Loans	% of All Loans
A	80	57%
B	60	43%
C	0	0%
Total	140	100%

PROPERTY/VALUATION RESULTS SUMMARY

Within the securitization population, 99% of the loans by number possessed an “A” property grade, and 1% possessed a “B” property grade or higher. One hundred thirty-nine loans (139) represent “A” grades, with one (1) loan representing “B” grades. Zero (0) loans received a valuation grade of “C”.

NRSRO Grade (Kroll & S&P)	# Loans	% of All Loans
A	139	99%
B	1	1%
C	0	0%
Total	140	100%

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8

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred forty loans (140) loans reviewed, there were two hundred ninety-two (292) different tape discrepancies across twenty-four (24) data fields (some loans had more than one data delta). Not all data fields were provided on all loans within the securitization population. Phoenix’s diligence system did account for some variances due to rounding factors.

Field Label	Loans With Discrepancy	Total Times Compared	% of Variance	# Of Loans
# of Bathrooms	0	80	0.0%	140
# of Bedrooms	0	80	0.0%	140
Borrower Name	4	140	2.9%	140
Debt Service Coverage Ratio (DSCR)	41	140	29.3%	140
First Payment Date	3	140	2.1%	140
Investor: Qualifying Total Debt Ratio	56	140	40.0%	140
Loan Amortization Type	1	5	20.0%	140
Loan Purpose	6	140	4.3%	140
Number Of Units	5	140	3.6%	140
Original Appraisal Date	23	140	16.4%	140
Original Appraised Value	13	140	9.3%	140
Original Loan Amount	0	140	0.0%	140
Original Stated P&I	8	140	5.7%	140
Original Stated Rate	0	97	0.0%	140
Prepayment Penalty Term Months	2	94	2.1%	140
Property Address Street	0	140	0.0%	140
Property Postal Code	3	140	2.1%	140
Property City	2	140	1.4%	140
Property State	0	140	0.0%	140
Representative Score	36	140	25.7%	140
Stated Maturity Date	6	140	4.3%	140
Subject Property Type	45	140	32.1%	140
Closing Date	32	140	22.9%	140
Loan Program (Lender)	6	90	6.7%	140

ADDITIONAL MORTGAGE LOAN POPULATIONS SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	132	94%	$51,270,978	91%
Adjustable	8	6%	$5,102,700	9%
Unidentified	0	0%	$0	0%
Total	140	100%	$56,373,678	100%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out Other/Multi-purpose/Unknown Purpose	67	48%	$32,275,035	57%
Other-than-first-time Home Purchase	28	20%	$7,441,668	13%
Rate/Term Refinance – Borrower Initiated	45	32%	$16,656,975	30%
Limited Cash-Out	0	0%	$0	0%

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Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out Debt Consolidation	0	0%	$0	0%
Cash Out Home Improvement/Renovation	0	0%	$0	0%
First-Time Home Purchase	0	0%	$0	0%
Total	140	100%	$56,373,678	100%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	90	64%	$29,889,834	53%
2 Family	21	15%	$9,325,634	16%
PUD	6	4%	$3,544,010	6%
3 Family	9	6%	$3,676,850	7%
4 Family	13	9%	$9,806,550	17%
Condo, High Rise	1	1%	$130,800	1%
1 Family Attached	0	0%	$0	0%
Townhouse	0	0%	$0	0%
Unavailable	0	0%	$0	0%
Condo, Low Rise	0	0%	$0	0%
Single-wide Manufactured Housing	0	0%	$0	0%
Total	140	100%	$56,373,678	100%

*Some tables may not add to 100% due to rounding.

© 2022 Phoenix Collateral Advisors, LLC. All Rights Reserved. Private and Confidential.